UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): April 25, 2008

RxElite, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50299	62-0201385
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1404 North Main, Suite 200 Meridian, Idaho	83642
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (208) 288-5550

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mr. Jonathan Houssian, our Chief Executive Officer and President, has advised the Board of Directors that he no longer desires to have the title of Chief Financial Officer of RxElite, Inc. and its subsidiaries. The Board of Directors consented to Mr. Houssian’s request effective April 25, 2008.

Mr. Houssian continues to serve as the Chief Executive Officer and President of RxElite, Inc. and as a member of the Board of Directors.

The Company has not determined at this time whether or not to fill the position of Chief Financial Officer.

Shannon M. Stith, who joined the Company in January 2008, continues to serve as our Vice President of Finance and Principal Financial Officer.

Item 9.01	Financial Statements And Exhibits

(d) Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RXELITE, INC.

Dated: April 30, 2008	By:	/s/ Shannon M. Stith
Name: Shannon M. Stith
Title: Principal Financial Officer